Exhibit 10.1

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This Second Amendment to Amended and Restated Credit Agreement (this “Amendment”) is effective as of October 21, 2025 (“Effective Date”) and is entered into by and among FIVE POINT OPERATING COMPANY, LP, a Delaware limited partnership (“Borrower”), ZIONS BANCORPORATION, N.A., dba CALIFORNIA BANK & TRUST (“CBT”), as the administrative agent (“Administrative Agent”) for itself as a Lender and Lenders COMERICA BANK, a Texas banking association (“Comerica”), JPMORGAN CHASE BANK, N.A., a national banking association, as a Lender and Joint Lead Arranger (“JPMorgan”, and collectively with CBT as a lender and Comerica, the “Existing Lenders”), CIBC Bank USA, an Illinois charted bank, as a Lender and Joint Lead Arranger (“CIBC”), Bank of America, N.A., a national banking association (“BofA”), and Banc of California (“BofC”, and collectively with CIBC and BofA, the “New Lenders”) with respect to that certain existing unsecured, revolving credit facility in the maximum aggregate commitment amount of $125,000,000.00 (the “Existing Credit Facility”), which has been provided to Borrower by the Existing Lenders pursuant to that certain Amended and Restated Credit Agreement dated as of October 19, 2023 by and among Borrower, Administrative Agent and the Existing Lenders (as amended, restated, supplemented and otherwise modified up to and including the date hereof, including that certain First Amendment to Amended and Restated Credit Agreement dated as of May 21, 2024, the “Existing Credit Agreement”). All capitalized terms not defined herein shall mean as defined in the Credit Agreement (as defined below).

RECITALS

A. In connection with the Existing Credit Facility, Borrower also executed, inter alia, (i) that certain Note dated as of April 18, 2017 in favor of CBT as a Lender in the original face amount of $50,000,000.00 (as may have been previously amended, restated and otherwise modified, the “CBT Note”), (ii) that certain Note dated as of November 8, 2017 in favor of Comerica in the original face amount of $25,000,000.00 (as may have been previously amended, restated and otherwise modified, the “Comerica Note”), (iii) that certain Note dated as of November 8, 2017 in favor of JPMorgan in the original face amount of $25,000,000.00 (as may have been previously amended, restated and otherwise modified, the “JPMorgan Note”), and (iv) that certain Note dated as of November 8, 2017 in favor of Citibank, N.A. (“Exiting Lender”) in the original face amount of $25,000,000.00 (as may have been previously amended, restated and otherwise modified, the “Citibank Note” and collectively with the CBT Note, the Comerica Note and the JPMorgan Note, the “Existing Notes”). The Existing Credit Facility is also guaranteed by certain Domestic Subsidiaries of the Borrower (individually each a “Guarantor” and collectively, the “Guarantors”) pursuant to that certain Guaranty dated as of April 18, 2017 in favor of Administrative Agent for the benefit of Lenders, as modified by that certain Joinder to Guaranty dated November 30, 2017 and that certain Joinder to Guaranty Agreement dated as of September 14, 2025 (collectively, and as may have been previously amended, restated, amended and restated, supplemented or otherwise modified, the “Guaranty”). The Existing Credit Agreement, the Existing Notes, the Guaranty and all other agreements, documents, and instruments evidencing, supporting and otherwise relating to the Credit Facility, as each may have been amended, extended, restated or otherwise modified from time to time, are sometimes referred to individually and collectively as the “Loan Documents”. Hereinafter, the Loan Documents shall mean such documents as may be amended, restated, amended and restated, supplemented or otherwise modified by this Amendment, the Credit Agreement and the other Amendment Documents (as defined below). Existing Lenders and New Lenders are individually referred to as a “Lender” and collectively as “Lenders”. Borrower and the Guarantors are sometimes referred to individually as a “Loan Party” and collectively as the “Loan Parties”.

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Second Amendment to A&R Credit Agreement

B. Borrower has requested certain amendments and modifications to the terms and conditions of the Existing Credit Facility to, among other things, increase the Aggregate Commitments and, in connection therewith, replace the Commitment of the Exiting Lender, modify the existing Commitments of certain of the Existing Lenders and add the new Commitments of the New Lenders, and Administrative Agent and the Lenders party hereto, including the Existing Lenders and the New Lenders parties hereto, have agreed to do so subject to the terms and conditions set forth below.

AGREEMENT

WHEREFORE, based on the foregoing, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Administrative Agent, Lenders and the Loan Parties (including each Guarantor by their respective execution of the attached Consent and Agreement of Guarantors (the “Guarantor Consent”)), the parties hereto agree as follows:

1. Modification of Loan Documents. Effective upon the satisfaction of the Extension Conditions (as defined below), the Existing Credit Agreement is hereby amended and restated and superseded in its entirety by that certain Second Amended and Restated Credit Agreement dated as of even date herewith and executed by Borrower, Administrative Agent and the Lenders party thereto a copy of which is attached hereto as Exhibit A (the “Credit Agreement”), with all references to Credit Agreement being deemed a reference thereto; provided that, in no event shall the Credit Agreement be deemed to be or constitute a release or novation of the obligations under the Existing Credit Agreement, which obligations constitute continuing obligations as amended and restated in their entirety hereby.

2. Conditions Precedent. This Amendment shall become effective and binding on the Loan Parties, Administrative Agent and Lenders only upon the satisfaction of the following conditions precedent (collectively, the “Amendment Conditions”):

a. Execution and Delivery of Amendment Documents. This Amendment (together with the Guarantor Consent attached hereto), the Credit Agreement, the new Notes in favor of each of the New Lenders (collectively, the “New Notes”), any required amended and restated Notes in favor of any of the Existing Lenders (collectively, the “Restated Notes”), and that certain Confidential Administrative Agent Fee Agreement (the “Fee Agreement” and collectively with this Amendment, the Credit Agreement, the New Notes and the Restated Notes, the “Amendment Documents”), shall have been executed by each of the Loan Parties that are a party thereto and delivered to Administrative Agent; Administrative Agent and Lenders shall have executed this Amendment and the Credit Agreement; and Administrative Agent shall have delivered fully executed copies of the Amendment Documents to Borrower.

b. Representations True and Correct. The representations and warranties set forth in the Credit Agreement, this Amendment and the other Loan Documents, including the Guaranty, shall be true, correct and complete in all material respects; provided that, (i) as to those representations and warranties made as of a certain date, they shall be true and correct in all material respects as of that date and (ii) to the extent any such representation and warranty contained elsewhere herein or in the Loan Documents is qualified by a materiality threshold, the materiality qualifiers contained in this clause shall not be duplicative of, or in addition thereto, and shall not apply thereto.

c. Financial Compliance; No Event of Default. Borrower shall be in compliance with the financial covenants set forth in Section 7.01 of the Credit Agreement and no Default or Event of Default shall have occurred and be continuing.

Five Point Operating Company, LP

Second Amendment to A&R Credit Agreement

d. Certification by Responsible Officer. To the extent required by Administrative Agent, Borrower shall have delivered to Administrative Agent a certificate executed by a Responsible Officer certifying to the satisfaction of the foregoing conditions precedent set forth in above Sections 2(b) and (c).

e. Good Standing Certifications, Resolutions; etc. Administrative Agent shall have received updated good standing certificates issued by the applicable Secretary of State office for the state within which each Loan Party has been formed and Borrower shall have caused to delivered to Administrative Agent (i) such updated resolutions, consents and certificates (including current good standing certificates as to each Loan Party issued by the applicable Secretary of State office for the state within which such Loan Party has been formed) as Administrative Agent has determined are reasonably necessary or appropriate to evidence and otherwise confirm each Loan Party’s authority to execute, deliver and perform the Amendment Documents to which such Loan Party is a party and perform its obligations thereunder and (ii) such other documents and information reasonably required by (and identified to Borrower in writing prior to closing of this Amendment) in connection with the underwriting and credit approval of the Lenders as a condition of the closing of this Amendment.

f. Payment of Fees, Costs and Expenses. Borrower shall have paid all the fees required to be paid to Administrative Agent by Borrower pursuant to the Fee Agreement and otherwise pursuant to Section 2.09 of the Credit Agreement. Administrative Agent shall have also received payment of all reasonable and documented out-of-pocket expenses (including reasonable and documented legal fees and expenses) required to be paid pursuant to Section 10.04(a) of the Credit Agreement (without prejudice to any post-closing settlement of such fees and expenses to the extent not so invoiced).

g. Lender Authorization. Administrative Agent shall have received authorization from each Lender to close this Amendment, which authorization may be provided by email or such other electronic communication to Administrative Agent or its counsel.

Upon satisfaction of the foregoing Amendment Conditions, (I) this Amendment shall be deemed effective as of the date first set forth above, (II) the Existing Credit Agreement shall be deemed amended, restated and superseded in its entirety by the Credit Agreement as of the date first set forth above, (III) the New Notes and the Restated Notes shall be deemed effective as of the date first set forth above, with the Existing Notes in favor of Comerica and JPMorgan, deemed amended, restated and superseded in their entirety by the Restated Notes, (IV) all references to the Loan Documents, whether in this Amendment, the Credit Agreement or any other Loan Document shall mean as amended, restated, amended and restated, supplemented or otherwise modified by the Amendment Documents as of the date first set forth above and (V) Administrative Agent shall notify each party hereto of such effectiveness. Such confirmation may be provided by email or such other electronic communication by Administrative Agent or its counsel.

3. Representations and Warranties. Borrower hereby represents and warrants to Administrative Agent and Lenders that, as of the date hereof: (a) the representations and warranties contained in the Loan Documents to which it is a party are true, complete and accurate in all material respects as of the date hereof (except to the extent any such representation and warranty is made as of a specified date, in which case such representation and warranty shall have been true, correct and complete as of such specified date); (b) after giving effect to this Amendment, no Event of Default exists and it is not aware of any existing Defaults; (c) to Borrower’s knowledge, Administrative Agent and Lenders have each performed all of their respective obligations as and when required under the Loan Documents and Borrower is not aware of any claims, counterclaims, defenses, or offsets with respect to the enforcement against

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Second Amendment to A&R Credit Agreement

Borrower of the Loan Documents to which it is a party; (d) no voluntary actions or involuntary actions are pending against any of the Loan Parties under the bankruptcy or insolvency laws of the United States or any state thereof; (e) each Loan Party (i) is duly organized or formed, validly existing and, as applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization, and (ii) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute and deliver this Amendment and perform its obligations hereunder; (f) the execution and delivery by each Loan Party of the Amendment Documents to which it is a party and the performance thereof by each Loan Party a party thereto have been duly authorized by all necessary corporate or other organizational action and such execution and delivery do not and will not (i) contravene the terms of any of such Loan Party’s Organization Documents; or (ii) conflict with or result in any breach or contravention of, or the creation of, any Lien (other than any Lien pursuant to a Loan Document) under (A) any Contractual Obligation to which such Loan Party is a party or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Loan Party or its property is subject, in each case under this clause (f)(ii) except to the extent such conflict, breach or contravention, as the case may be, would not reasonably be expected to have a Material Adverse Effect and (g) no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution and delivery by any Loan Party of the Amendment Documents to which it is a party or the performance by any Loan Party of its obligations under such Amendment Documents except (i) such as have been obtained or made and are (or will so be) in full force and effect, and (ii) those the failure to obtain or make which would not reasonably be expected to result in a Material Adverse Effect.

4. Ratification of Loan Documents and Collateral. Borrower hereby acknowledges, agrees, represents, ratifies and confirms to Administrative Agent and Lenders that each of Loan Documents to which it is a party, as each such Loan Document may have been amended, restated, amended and restated or otherwise modified by the Amendment Documents continue to be valid, in full force and effect and enforceable against Borrower in accordance with its terms, and such Loan Party remains obligated thereunder, all without any right of offset, counter-claim or defense (other than the defense of actual prior payment or performance thereof pursuant to such Loan Documents).

5. Lender Commitments, Representations, etc.

a. Lender Commitments. Each Lender, including the Existing Lenders and the New Lenders, hereby agrees to provide, its respective Commitment under the Credit Agreement in the amount set forth on Schedule 2.01 attached thereto, with the Commitment and Applicable Percentage of each Lender as of the date first set forth above being as set forth on that Schedule 2.01.

b. Lender Representations, Confirmations and Agreements. Each Lender (i) represents and warrants that (A) it has full power and authority, and has taken all corporate action necessary, to execute and deliver this Amendment and the Credit Agreement, and to consummate the transactions contemplated hereby and thereby applicable to it, and to become a Lender under the Credit Agreement and (B) it meets the requirements to be an Eligible Assignee of the Credit Agreement (subject to such consents, if any, as may be required under Section 10.06 of the Credit Agreement), (ii) confirms that it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Amendment and the Credit Agreement and provide its Commitment in accordance herewith and therewith and, (iii) confirms it has, independently and without reliance upon Administrative Agent or any other Lender, based on such documents and information as it has deemed appropriate, made its own

Five Point Operating Company, LP

Second Amendment to A&R Credit Agreement

credit analysis and decision to enter into this Amendment and the Credit Agreement, (iv) if it is a Foreign Lender, agrees to provide any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by it; (v) confirms that, as of the date first set forth above, such Lender shall be deemed to be a party to the Credit Agreement as a “Lender” and shall be a “Lender” for all purposes of the Credit Agreement and the other Loan Documents, having all of the rights and obligations of a Lender under the Credit Agreement and the other Loan Documents; and (vi) agrees that it will (A) deliver to Administrative Agent such information as Administrative Agent may reasonably request, including as set forth in the form of Administrative Agent Questionnaire, (B) independently and without reliance on Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (C) perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as a Lender.

6. Binding Effect. Administrative Agent, Lenders, Borrower and each Guarantor (by their respective execution of the Guarantor Consent), hereby acknowledge and agree that:

a. The Loan Documents as modified herein are binding upon, and inure to the benefit of Administrative Agent, Lenders and each of the Loan Parties, together with their respective successors and assigns to the extent any such assignment is permitted under the Credit Agreement.

b. The Amendment Documents, and the interpretation and enforcement thereof shall be in accordance with the general terms and conditions set forth in the Credit Agreement and the Governing Law Agreement, including the notice provisions, consent to jurisdiction provisions, governing law provisions, waiver of jury and judicial reference provisions, and the integration, counterpart and severability provisions, with Administrative Agent, Lenders and each of the Loan Parties being entitled to the benefits thereof and being bound thereby.

c. This Amendment, including each of the provisions set forth above in Sections 1 through 3, and the other Amendment Documents are hereby deemed implemented and effective as of the date first set forth above and shall each be deemed effective, valid and in full force and effect as of such date.

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Five Point Operating Company, LP

Second Amendment to A&R Credit Agreement

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first set forth above.

BORROWER:

FIVE POINT OPERATING COMPANY, LP, a Delaware limited partnership

By:	Five Point Opco GP, LLC, a Delaware limited liability company, its managing general partner

	By:	/s/ Kim Tobler
Kim Tobler, Chief Financial Officer, Treasurer & Vice President

	By:	/s/ Michael Alvarado
Michael Alvarado, Chief Operating Officer, Chief Legal Officer and Vice President

[Signatures Continued on Following Pages]

Five Point Operating Company, LP

Second Amendment to A&R Credit Agreement

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first set forth above.

ADMINISTRATIVE AGENT:

ZIONS BANCORPORATION, N.A. dba CALIFORNIA BANK & TRUST, as Administrative Agent

By:	/s/ Sean Reilly
Name:	Sean Reilly
Title:	First Vice President

LENDER:

ZIONS BANCORPORATION, N.A. dba CALIFORNIA BANK & TRUST, as a Lender and L/C Issuer

By:	/s/ Sean Reilly
Name:	Sean Reilly
Title:	First Vice President

[Signatures Continued on Following Pages]

Five Point Operating Company, LP

Second Amendment to A&R Credit Agreement

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first set forth above.

LENDER:

JPMORGAN CHASE BANK, N.A., a national banking association, as a Lender and Joint Lead Arranger

By:	/s/ Amitkumar Mudaliar
Name:	Amitkumar Mudaliar
Title:	Vice President

[Signatures Continued on Following Pages]

Five Point Operating Company, LP

Second Amendment to A&R Credit Agreement

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first set forth above.

LENDER:

COMERICA BANK

By:	/s/ Jonathan Ward
Name:	Jonathan Ward
Title:	Vice President

[Signatures Continued on Following Pages]

Five Point Operating Company, LP

Second Amendment to A&R Credit Agreement

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first set forth above.

LENDER:

CIBC BANK USA, an Illinois state chartered bank, as a Lender and Joint Lead Arranger

By:	/s/ Scott W. Morris
Name:	Scott W. Morris
Title:	Managing Director

[Signatures Continued on Following Pages]

Five Point Operating Company, LP

Second Amendment to A&R Credit Agreement

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first set forth above.

LENDER:

BANC OF CALIFORNIA

By:	/s/ Andrew Boogusch
Name:	Andrew Boogusch
Title:	Executive Vice President

[End of Signature Pages]

Five Point Operating Company, LP

Second Amendment to A&R Credit Agreement

CONSENT AND AGREEMENT OF GUARANTORS

(SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT)

The undersigned Guarantors hereby consent to the execution, delivery by Borrower of, and the effectiveness of, the foregoing Second Amendment to Amended and Restated Credit Agreement (the “Amendment”) and the other Amendment Documents, including the Credit Agreement, the New Notes and the Restated Notes. Except to the extent expressly defined herein, each capitalized term shall mean as defined in the Amendment and all references to “Loan Documents” shall mean as such Loan Documents have been amended, restated, amended and restated, supplemented or otherwise modified by the Amendment Documents. Each Guarantor further acknowledges, represents and warrants to Administrative Agent and Lenders that (a) it has received a copy of the Amendment Documents, has read the Amendment Documents, understands the Amendment Documents, has discussed the Amendment Documents with Borrower, has sought independent advice from counsel with respect to the Amendment Documents or, although having the time and opportunity to do so, has elected not to seek such independent advice, and thereafter has fully, finally and unconditionally consented to the Amendment Documents, (b) the Guaranty, and the obligations of such Guarantor thereunder (as may be amended, restated, amended and restated, supplemented, increased or otherwise modified thereby), continues to be the legal, valid and binding obligations of such Guarantor, enforceable against it in accordance with its terms, subject only to bankruptcy, insolvency, moratorium, reorganization or similar laws affecting creditors’ rights generally and by equitable principles of general application, (c) notwithstanding anything to the contrary set forth in any other agreement, instrument or other document, such Guarantor acknowledges and agrees that it is not a primary obligor along with Borrower under the Credit Facility and that the obligations of each Guarantor under the Loan Documents to which it is a party constitute separate, independent and valid obligations of such Guarantor, and (d) to such Guarantor’s knowledge, Administrative Agent and Lenders have each performed all of their respective obligations as and when required under the Loan Documents and such Guarantor is not aware of any claims, counterclaims, defenses, or offsets with respect to the enforcement against it of the Loan Documents to which it is a party exist and it is not aware of any existing claims, counterclaims, defenses, or offsets with respect to the enforcement against it of any of the Loan Documents to which it is a party.

Each Guarantor further acknowledges and agrees that, notwithstanding anything to the contrary set forth in any Guaranty, no Guarantor shall be deemed to be a guarantor of any applicable swap obligations if such Guarantor is not an “Eligible Contract Participant” as defined in § 1(a)(18) of the Commodity Exchange Act and the applicable rules issued by the Commodity Futures Trading Commission and/or the Securities and Exchange Commission (collectively, and as now or hereafter in effect, “the ECP Rules”) to the extent that the providing of such guaranty by such Guarantor would violate the ECP Rules or any other applicable law or regulation. This paragraph shall not affect any obligations of any Guarantor other than any obligations of such Guarantor with respect to any such swap obligations, nor shall it affect the obligations of any Guarantor who qualifies as an Eligible Contract Participant.

THIS CONSENT AND AGREEMENT OF GUARANTORS AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS CONSENT AND AGREEMENT OF GUARANTORS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA, ALL AS FURTHER SET FORTH IN THE GOVERNING LAW AGREEMENT.

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Five Point Operating Company, LP

Consent and Agreement of Guarantors to

Second Amendment to A&R Credit Agreement

IN WITNESS WHEREOF, the undersigned have executed this Consent and Agreement of Guarantors as of the date of the Amendment.

GUARANTOR:

THE SHIPYARD COMMUNITIES, LLC, a Delaware limited liability company

By:	Five Point Operating Company, LP, a Delaware limited partnership, its manager

	By:	Five Point Opco GP, LLC, a Delaware limited liability company, its managing general partner

		By:	/s/ Kim Tobler
Kim Tobler, Chief Financial Officer, Treasurer & Vice President

		By:	/s/ Michael Alvarado
Michael Alvarado, Chief Operating Officer, Chief Legal Officer & Vice President

[Signatures Continued on Following Pages]

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Five Point Operating Company, LP

Consent and Agreement of Guarantors to

Second Amendment to A&R Credit Agreement

IN WITNESS WHEREOF, the undersigned have executed this Consent and Agreement of Guarantors as of the date of the Amendment.

GUARANTOR:

FIVE POINT LAND, LLC, a Delaware limited liability company

By:	Five Point Operating Company, LP, a Delaware limited partnership, its manager

	By:	Five Point Opco GP, LLC, a Delaware limited liability company, its managing general partner

		By:	/s/ Kim Tobler
		Name: Title:	Kim Tobler Chief Financial Officer, Treasurer & Vice President

		By:	/s/ Michael Alvarado
		Name: Title:	Michael Alvarado Chief Operating Officer, Chief Legal Officer & Vice President

[Signatures Continued on Following Pages]

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Five Point Operating Company, LP

Consent and Agreement of Guarantors to

Second Amendment to A&R Credit Agreement

IN WITNESS WHEREOF, the undersigned have executed this Consent and Agreement of Guarantors as of the date of the Amendment.

GUARANTOR:

FIVE POINT COMMUNITIES MANAGEMENT, INC., a Delaware corporation

By:	/s/ Kim Tobler
Name:	Kim Tobler
Title:	Chief Financial Officer, Treasurer & Vice President

By:	/s/ Michael Alvarado
Name:	Michael Alvarado
Title:	Chief Operating Officer, Chief Legal Officer & Vice President

[Signatures Continued on Following Pages]

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Five Point Operating Company, LP

Consent and Agreement of Guarantors to

Second Amendment to A&R Credit Agreement

IN WITNESS WHEREOF, the undersigned have executed this Consent and Agreement of Guarantors as of the date of the Amendment.

GUARANTOR:

FIVE POINT COMMUNITIES, LP,
a Delaware limited partnership

By:	Five Point Communities Management, Inc.,
a Delaware corporation, its general partner

	By:	/s/ Kim Tobler
	Name:	Kim Tobler
	Title:	Chief Financial Officer, Treasurer & Vice President

	By:	/s/ Michael Alvarado
	Name:	Michael Alvarado
	Title:	Chief Operating Officer, Chief Legal Officer & Vice President

[Signatures Continued on Following Pages]

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Five Point Operating Company, LP

Consent and Agreement of Guarantors to

Second Amendment to A&R Credit Agreement

IN WITNESS WHEREOF, the undersigned have executed this Consent and Agreement of Guarantors as of the date of the Amendment.

GUARANTOR:

FIVE POINT HERITAGE FIELDS, LLC, a Delaware limited liability company

By:	Five Point Operating Company, LP, a Delaware limited partnership, its sole member

	By:	Five Point Opco GP, LLC, a Delaware limited liability company, its managing general partner

		By:	/s/ Kim Tobler
		Name:	Kim Tobler
		Title:	Chief Financial Officer, Treasurer & Vice President

		By:	/s/ Michael Alvarado
		Name:	Michael Alvarado
		Title:	Chief Operating Officer Chief Legal Officer & Vice President

[Signatures Continued on Following Pages]

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Five Point Operating Company, LP

Consent and Agreement of Guarantors to

Second Amendment to A&R Credit Agreement

IN WITNESS WHEREOF, the undersigned have executed this Consent and Agreement of Guarantors as of the date of the Amendment.

GUARANTOR:

FIVE POINT HRH MEMBER, LLC, a Delaware limited liability company

By:	Five Point Operating Company, LP, a Delaware limited partnership, its sole member

	By:	Five Point Opco GP, LLC, a Delaware limited liability company, its managing general partner

		By:	/s/ Kim Tobler
		Name:	Kim Tobler
		Title:	Chief Financial Officer, Treasurer & Vice President

		By:	/s/ Michael Alvarado
		Name:	Michael Alvarado
		Title:	Chief Operating Officer Chief Legal Officer & Vice President

[Signatures Continued on Following Pages]

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Five Point Operating Company, LP

Consent and Agreement of Guarantors

Second Amendment to A&R Credit Agreement

IN WITNESS WHEREOF, the undersigned have executed this Consent and Agreement of Guarantors as of the date of the Amendment.

GUARANTOR:

FIVE POINT CAPITAL CORP., a Delaware corporation

By:	/s/ Kim Tobler
Name:	Kim Tobler
Title:	Chief Financial Officer, Treasurer & Vice President

By:	/s/ Michael Alvarado
Name:	Michael Alvarado
Title:	Chief Operating Officer Chief Legal Officer & Vice President

[End of Signature Pages]

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Five Point Operating Company, LP

Consent and Agreement of Guarantors

Second Amendment to A&R Credit Agreement

EXHIBIT A

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

[Filed Separately]